COREFUNDS, INC.

                      SUPPLEMENT DATED JULY 9, 1998 TO THE
        INDIVIDUAL AND INSTITUTIONAL PROSPECTUSES DATED NOVEMBER 1, 1997


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
     THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


     On June 29, 1998 First Union Corporation ("First Union") entered into a definitive agreement (the "Agreement") with United Asset Management Corporation ("UAM") pursuant to which First Union will acquire from UAM control of Analytic o TSA International, Inc. ("Analytic"), an affiliate of Analytic o TSA Global Asset Management, Inc. Analytic currently serves as the subadviser to the Global Bond Fund (the "Fund") of CoreFunds, Inc. First Union currently controls CoreStates Investment Advisers, Inc., the Fund's investment adviser. Subject to receipt of all required regulatory approvals and satisfaction of certain other conditions, First Union expects to complete the acquisition of Analytic on or about August 21, 1998 (the "Closing Date"). In accordance with the terms of the agreement between First Union and UAM, First Union expects to change the name of Analytic to First International Advisors, Ltd. ("FIA") effective on the Closing Date.

     FIA will serve as investment adviser to the Evergreen Select International Bond Fund (the "International Bond Fund"), a newly organized series of the Evergreen Select Fixed Income Trust. The Board of Directors of the Fund has approved an Agreement and Plan of Reorganization pursuant to which the International Bond Fund would acquire all of the assets of the Fund in exchange for shares of the International Bond Fund and the assumption by the International Bond Fund of the identified liabilities of the Fund. The Board has called a special meeting of shareholders of the Fund for August 18, 1998 to vote to approve or disapprove (i) the proposed reorganization, (ii) on an interim basis, for the period from April 30, 1998 until the closing of the proposed reorganization, the investment advisory contract between the Fund and CoreStates Investment Advisers, and (iii) on the same interim basis, the investment subadvisory contract between CoreStates Investment Advisers and Analytic. Proxy materials relating to these matters will be sent in the near future to shareholders of record as of June 30, 1998.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.